UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): February 28, 2006


                              BRINX RESOURCES LTD.
             (Exact name of registrant as specified in its charter)



          NEVADA                       333-102441            98-0388682
(State or other jurisdiction          (Commission          (IRS Employer
     of incorporation)                File Number)       Identification No.)


                 820 PIEDRA VISTA ROAD NE, ALBUQUERQUE, NM 87123
               (Address of principal executive offices)(Zip Code)

                                 (505) 250-9992
               Registrant's telephone number, including area code

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On February 28, 2006, Brinks Resources Ltd, a Nevada corporation ("BNXR"), entered into an Assignment Agreement (the "Assignment Agreement") with Bud Enterprises, a British Columbia, Canada corporation, ("Assignor"), to be closed within fourteen days of execution. On March 14, 2006, BNXR and the Assignor extended the closing date of the Agreement to thirty days after execution (the "Extension Agreement"). The parties closed the Assignment Agreement on March 17, 2006. BNXR paid cash in the amount of $350,000 to Assignor on March 17, 2006 and assumed all of Assignor's obligations in connection with the Griffin Drilling Program Agreement.

Under the terms of the Assignment Agreement, Assignor assigned to BNXR all its interests in a Drilling Program Agreement previously entered into by Assignor and Griffin and Griffin LLC, a Mississippi limited liability company, on December 21, 2005 (the "Griffin Drilling Program Agreement"). Assignor's interest in the Griffin Drilling Program includes a ten percent (10%) gross working interest and revenue interest in a new ten-hole drilling operation in Palmetto Point, Mississippi. The targets are primarily natural gas.

The Assignment Agreement is furnished herewith as Exhibit 10.1 and incorporated by reference herein. The Extension Agreement is furnished herewith as Exhibit
10.2 and incorporated by reference herein.

On March 8, 2006, the Company issued a press release announcing the Assignment Agreement. The press release is furnished herewith as Exhibit 99.1 and incorporated by reference herein.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

REGULATION                         DOCUMENT
S-K NUMBER
  10.1          Assignment Agreement Letter Agreement dated February 28, 2006.
  10.2          Extension Agreement dated March 14, 2006.
  99.1          Press Release dated March 8, 2006.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BRINX RESOURCES LTD.



March 17, 2006                         By: /s/ LEROY HALTERMAN
                                          --------------------------------------
                                            Leroy Halterman, President




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